SIXTH AMENDMENT OF CREDIT AGREEMENT

THIS SIXTH AMENDMENT OF CREDIT AGREEMENT (hereinafter referred to as the "Amendment"), dated effective as of December 29, 2020, is made and entered into by and between NATURAL GAS SERVICES GROUP, INC., a Colorado corporation (the "Borrower"), and JPMORGAN CHASE BANK, N.A., a national banking association (the "Lender").

RECITALS:

1.The Borrower and the Lender have entered into a Credit Agreement dated as of December 10, 2010, as previously amended pursuant to the terms of that certain First Amendment of Credit Agreement dated December 31, 2011, executed by and between the Borrower and the Lender, that certain Second Amendment of Credit Agreement dated December 30, 2013, executed by and between the Borrower and the Lender, that certain Third Amendment of Credit Agreement dated November 19, 2014, executed by and between the Borrower and the Lender, that certain Fourth Amendment of Credit Agreement dated December 31, 2015, executed by and between the Borrower and the Lender, and that certain Fifth Amendment of Credit Agreement dated August 31, 2017, executed by and between the Borrower and the Lender (said Credit Agreement, as previously amended, shall hereinafter be collectively referred to as the "Credit Agreement").

1.In connection with a further extension of the Maturity Date under the Credit Agreement, the Lender and the Borrower desire to modify, amend and supplement the Credit Agreement in certain respects.

AGREEMENTS:

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrower and the Lender do hereby agree as follows:

A. Amendment of “Maturity Date” and “Note” Definitions. The definitions for “Maturity Date” and “Note” in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to hereafter read as follows:

Maturity Date means the earlier to occur of (a) March 31, 2021, (b) any date that the Commitment is terminated in full by Borrower pursuant to Section 2.01(b) hereof, and (c) any date the Maturity Date is accelerated or the Commitment is terminated by Lender pursuant to Section 7.02 hereof.

Note means the promissory note dated December ___, 2020, executed by Borrower payable to the order of Lender in the face amount of $30,000,000.00, and any and all renewals, extensions, modifications, increases, rearrangements and/or replacements thereof.

A. Representations True; No Default. The Borrower represents and warrants that the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Borrower hereby certifies that except as expressly described and set forth above in this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement or any of the other Credit Documents. Additionally, the Borrower hereby represents and warrants to the Lender that that the resolutions of the Board of Directors of the Borrower which are attached as an Exhibit A to the Secretary's Certificate of even effective date with the Credit Agreement and executed and delivered to Lender by the Secretary of Borrower in connection with the Credit Agreement (i) remain in full force and effect as of the effective date hereof, (ii) have not been modified, amended, superseded or revoked, and (iii) authorize the execution of this Amendment and all other Credit Documents to be executed contemporaneously herewith by the Borrower without the requirement of any further consents, resolutions or authorizations of the Board of Directors of the Borrower.

A. Conditions Precedent to Effectiveness of this Amendment. Notwithstanding any provisions to the contrary set forth in this Amendment, the effectiveness of this Amendment, including without limitation, the increase of the Revolving Loan Commitment, is expressly conditioned upon the satisfaction of each of the following:

(a) the renewal Note of even date herewith, executed by Borrower, payable to the order of Lender in the original principal amount of $30,000,000.00, shall have been furnished to Lender in Proper Form, and all Credit Documents previously executed and delivered to Lender shall remain valid, enforceable and in full force and effect;

(b) no Default or Event of Default shall have occurred and be continuing as of the effective date of this Amendment;

(c) all of the representations and warranties contained in the Credit Agreement and in all other Credit Documents shall be true and correct in all material respects on and as of the date of this Amendment as though made on and as of such date;

(d) since the date of the most recently delivered financial statements pursuant to the Credit Agreement, no Material Adverse Effect shall have occurred, in the reasonable opinion of Lender;

(e) all fees and expenses owed to Lender under any of the Credit Documents as of the effective date of this Amendment shall have been paid in full;

(f) all other due diligence items required by Lender shall have been received and reviewed by Lender and otherwise be satisfactory in all respects to Lender; and

(g) all other conditions precedent deemed appropriate by Lender shall have been satisfied.

A. Ratification. Except as expressly amended hereby, the Credit Agreement and the other Credit Documents shall remain in full force and effect. The Credit Agreement, as amended, and all rights and powers created thereby or thereunder and under the other Credit Documents are in all respects ratified and confirmed and remain in full force and effect. The Borrower (a) hereby confirm that the Security Documents previously executed and delivered by the Borrower apply and shall continue to apply to all indebtedness (including without limitation, the indebtedness now or hereafter evidenced by the Note of even date herewith) evidenced by or arising pursuant to the Credit Agreement, as amended hereby or any other Credit Documents, and (b) acknowledge that without this ratification and confirmation, the Lender would not agree to the extension of the Maturity Date and the modifications of the Credit Agreement which are evidenced by this Amendment.

A. Definitions and References. Except as expressly modified by this Amendment, capitalized terms which are not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. The term "Agreement" as used in the Credit Agreement and the term "Credit Agreement" as used in the other Credit Documents or any other instrument, document or writing furnished to the Lender by the Borrower shall mean the Credit Agreement as hereby amended.

A. Expenses; Additional Information. The Borrower shall pay to the Lender all expenses incurred in connection with the preparation, negotiation and execution of this Amendment. The Borrower shall furnish to the Lender all such other documents, consents and information relating to the Borrower as the Lender may reasonably require.

A. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors, assigns, receivers and trustees (provided, however, that the Borrower shall not assign its rights hereunder without the prior written consent of the Lender); (b) may be modified or amended only by a writing signed by each party; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute but one and the same agreement; and (e) together with the Credit Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date set forth above.

THE CREDIT AGREEMENT, AS AMENDED HEREBY, TOGETHER ALL OTHER CREDIT DOCUMENTS CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES TO IT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

NATURAL GAS SERVICES GROUP, INC.,
a Colorado corporation

By: /s/: Stephen C. Taylor
Title: Chief Executive Officer
"Borrower"

JPMORGAN CHASE BANK, N.A.

By: /s/: Joseph T. Nash
Title: Authorized Officer
"Lender"